Exhibit 10.3

Transition Agreement Modification Agreement

THIS TRANSITION AGREEMENT MODIFICATION AGREEMENT (“Agreement”), made this 19th day of December, 2012, by and between First Financial Northwest, Inc.,  First Savings Bank Northwest, and First Financial Diversified Corporation, (together, the “Corporation”) and Victor Karpiak, the President, Chief Executive Officer and Chairman of the Board of Directors of First Financial Northwest, Inc., Executive Chairman and Chairman of the Board of Directors of First Savings Bank Northwest, and President, Chief Executive Officer and Chairman of the Board of Directors of First Financial Diversified Corporation (“Executive”);

WHEREAS, on August 10, 2012 the Corporation and the Executive entered into a Transition Agreement that provides for the Executive’s transition to retirement with the Corporation;

WHEREAS, the Corporation and the Executive have determined that it is in the best interests of the Corporation and its shareholders and the Executive to enter in the Settlement Agreement and Mutual Releases attached hereto as Exhibit A (“Settlement Agreement”) with the Stilwell Group and the other entities identified in the Settlement Agreement; and

WHEREAS, in order for the Corporation and the Executive to enter into the Settlement Agreement Section 1.3 of the Settlement Agreement requires the Corporation and the Executive to amend the Transition Agreement so that it is consistent with the Settlement Agreement; and

WHEREAS, the board of directors of the Corporation has authorized and the Executive has requested to make any and all revisions to the Transition Agreement to comply with the terms of the Settlement Agreement; and

WHEREAS, the Executive believes the requirements imposed under the Settlement Agreement are reasonable and in the best interests of the Corporation, its shareholders and Executive and furthers the long term best interests of the Corporation and the Executive.

NOW, THEREFORE, to allow the Corporation and the Executive to enter into the Settlement Agreement for the mutual benefit of the Corporation, its shareholders and Executive, and for other good and valuable consideration, the Corporation and the Executive hereby agree as follows:

1. GENERAL MODIFICATION OF TRANSITION AGREEMENT:  The Corporation and Executive agree that, the Transition Agreement shall be deemed modified to comply in all respects with the Settlement Agreement and such Transition Agreement shall be administered and interpreted accordingly.

2. SPECIFIC LIMITATION OF MODIFICATIONS TO THE TRANSITION AGREEMENT:  Nothing in the Settlement Agreement or this Agreement shall affect Mr. Karpiak's right to the compensation payable to him under the Transition Agreement (and any compensation payable thereunder which is for services shall continue to be provided notwithstanding his termination of employment), or negatively affect his rights under the Transition Agreement pertaining to his RRP and SOP benefits (as defined in the Transition Agreement) or the potential replacement of Mr. Karpiak's SERP benefit, in the event the SERP benefit is forfeited.

3. INVALIDITY - ENFORCEABILITY: The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. TERMINATION: In the event the Effective Date (as defined in the Settlement Agreement) does not occur within the time periods specified in Article 5 of the Settlement Agreement, this Agreement shall be void ab initio and of no further force and effect.

5. HEADINGS: Descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision in this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

EXECUTIVE

/s/Victor Karpiak
Signature

______________________________
Victor Karpiak

FIRST FINANCIAL NORTHWEST, INC.

By: /s/ Joann E. Lee
Signature

Joann E. Lee
Print Name

FIRST SAVINGS BANK NORTHWEST

By: /s/Gary F. Kohlwes
Signature

Gary F. Kohlwes
Print Name

FIRST FINANCIAL DIVERSIFIED CORPORATION

By: /s/Robert L. Anderson
Signature

Robert L. Anderson
Print Name